Note 16 - Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
16. Income Taxes

Significant components of deferred tax assets are as follows:

	Years Ended December 31,
	2012	2011

Loss carry forwards	$60,426	$55,998
Debt discount	(1,523)	--
NQSO	422	100
Tax credit	432	434
Other	120	72
Total deferred tax asset	59,877	56,604
Valuation allowance	(59,877)	(56,604)
Total deferred tax asset, net	$--	$--

The following table accounts for the differences between the expected federal tax benefit (based on the statutory U.S. federal income tax rate of 34%) and the actual tax provision:

	Years Ended December 31,
	2012	2011

Expected federal tax benefit	(34)%	(34)%

Permanent Items	0.1%	8.9%

Net operating loss utilized or expired	5.5%	3.6%

Increase (decrease) in valuation allowance and others	28.4%	21.6%

Total tax provision	0%	0%

As of December 31, 2012, the Company had approximately $126.5M of net operating loss (“NOL”) carryforwards for U.S. federal income tax purposes expiring in 2018 through 2032. In addition, the Company has State NOL carryforwards of approximately $100.4M expiring in 2013 through 2032. The Company and Liquidmetal Golf, Inc. filed on a separate company basis for federal income tax purposes. Accordingly, the federal NOL carryforwards of one legal entity are not available to offset federal taxable income of the other. Liquidmetal Golf, Inc. had approximately $35.6 in federal NOL carryforwards, expiring in 2018 through 2027.

As of December 31, 2012, the Company had approximately $189K of Research & Development (“R&D”) credit carryforwards for U.S. federal income tax purposes expiring in 2021 through 2030.  In addition, the Company has California R&D credit carryforwards of approximately $243K, which do not expire under current California law.

Section 382 of the Internal Revenue Code (“IRC”) imposes limitations on the use of NOL’s and credits following changes in ownership as defined in the IRC. The limitation could reduce the amount of benefits that would be available to offset future taxable income each year, starting with the year of an ownership change. The Company has not completed the complex analysis required by the IRC to determine if an ownership change has occurred.

The ability to realize the tax benefits associated with deferred tax assets, which includes benefits related to NOL’s, is principally dependent upon the Company’s ability to generate future taxable income from operations.  The Company has provided a full valuation allowance for its net deferred tax assets due to the Company’s net operating losses.

The Company adopted the provisions of FASB ASC Topic 470 – Income Taxes. At the adoption date and as of December 31, 2012, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense which were $0 for the year ended December 31, 2012 and 2011.

As of December 31, 2012, the tax years 2009 through 2011, and 2008 through 2011 are subject to examination by the federal and California taxing authorities, respectively.